                 The Date of this Prospectus is August 1, 1997

                        TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

52 VANDERBILT AVENUE                          SHAREHOLDER SERVICES:      800-432-4789, PRESS 3
NEW YORK, NY 10017                            DAILY NAV PRICES:          800-432-4789, PRESS 3
                                              FOR SPECIAL ASSISTANCE IN
                                              OPENING A NEW ACCOUNT:     800-432-4789, PRESS 2
                                              FUND INFORMATION KIT:      800-432-4789, PRESS 1

--------------------------------------------------------------------------------

[LOGO]     GLOBAL FUND

     Tweedy, Browne Global Value Fund (the "Global Fund") seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt instruments, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.

[LOGO]     AMERICAN FUND

     Tweedy, Browne American Value Fund (the "American Fund") seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of domestic equity securities of U.S. issuers, including common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund may invest up to 20% of its portfolio in foreign securities when opportunities in foreign markets appear attractive.

     Both the Global Fund and the American Fund (the "Funds") are diversified series of Tweedy, Browne Fund Inc., an open-end management investment company (the "Corporation").

                         ------------ -- ------------

     The Funds are sold without any sales charges or 12b-1 fees and are accordingly purely "no-load." The minimum initial investment for each Fund is $2,500 ($500 for IRAs and similar accounts) and subsequent investments must be a minimum of $250.

     The Funds' investment adviser is Tweedy, Browne Company L.P. ("Tweedy, Browne" or the "Investment Adviser"), which was founded as Tweedy & Co. in 1920 and has managed assets since 1968. Tweedy, Browne currently manages approximately $4.5 billion in client funds, including approximately $2.2 billion in foreign securities. The current and retired partners and their families, as well as employees of Tweedy, Browne, have more than $236.8 million in portfolios combined with or similar to client portfolios, including approximately $26.8 million in the Global Fund and $26.5 million in the American Fund.

     This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please retain it for future reference.

     If you require more detailed information, a Statement of Additional Information dated August 1, 1997 (the "Statement of Additional Information"), as amended from time to time, may be obtained without charge by writing to the address or calling the number above. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

     This information is designed to help you understand the various costs and expenses of investing in the Global Fund and the American Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare the Funds' fees and expenses with those of other funds. You pay no commissions to purchase or redeem shares of either Fund. As a result, all of your investment goes to work for you.

HOW TO COMPARE THE GLOBAL FUND AND THE AMERICAN FUND TO OTHER MUTUAL FUNDS

1)  SHAREHOLDER TRANSACTION EXPENSES:
    Expenses charged directly to your individual account in each Fund for various transactions.

                                                              GLOBAL FUND      AMERICAN FUND
                                                              -----------      -------------
    Sales Commissions to Purchase Shares (sales load).......      NONE              NONE
    Commissions to Reinvest Dividends.......................      NONE              NONE
    Redemption Fees.........................................      NONE              NONE

2)  ANNUAL OPERATING EXPENSES:
    Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of the Funds' average daily net assets as of fiscal year ended March 31, 1997.

                                                              GLOBAL FUND      AMERICAN FUND
                                                              -----------      -------------
    Investment Advisory Fee (after voluntary fee waiver)....     1.25%            1.14% *
    12b-1 Fees..............................................      NONE            NONE
    Other Expenses (after voluntary fee waiver).............     0.33%            0.25% *
                                                                 ----             ----
    Total Fund Operating Expenses (after voluntary fee
      waiver)...............................................     1.58%            1.39% *
                                                                 ====             ====

---------------

    The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Global Fund and the American Fund will bear directly or indirectly.

   *Without the voluntary fee waiver the investment advisory fee would have been 1.25% for the American Fund. Without the voluntary fee waivers of the administrator and custodian, Other Expenses would have been 0.27%. Absent the voluntary fee waivers, Total Fund Operating Expenses would have been 1.52%.

--------------------------------------------------------------------------------
                                       -
                                       2
                                       -

     "Total Fund Operating Expenses" in the table on the preceding page is based on the Funds' fiscal year ended March 31, 1997. See "Operation of the Funds -- Investment Adviser" for further information on the investment advisory fees charged by each Fund.

EXAMPLE

     Based on the level of total operating expenses listed on the preceding page, the total expenses relating to a $1,000 investment in either Fund, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders.

                                                   GLOBAL FUND       AMERICAN FUND
                                                   -----------       -------------
          One Year...............................      $ 16              $ 14

          Three Years............................      $ 50              $ 44

          Five Years.............................      $ 86              $ 76

          Ten Years..............................      $188              $167

     This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Total Fund Operating Expenses" remain the same each year. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
                                       -
                                       3
                                       -

FINANCIAL HIGHLIGHTS

TWEEDY, BROWNE GLOBAL VALUE FUND

     The following information for the fiscal year ended March 31, 1997 has been audited by Ernst & Young LLP, independent auditors whose report thereon appears in the Global Fund's Annual Report, dated March 31, 1997. This information should be read in conjunction with the financial statements and related notes that also appear in the Global Fund's Annual Report.
--------------------------------------------------------------------------------

                        TWEEDY, BROWNE GLOBAL VALUE FUND
              (For a Fund share outstanding throughout each year)

--------------------------------------------------------------------------------

                                                           YEAR           YEAR          YEAR           PERIOD
                                                          ENDED          ENDED         ENDED           ENDED
                                                         3/31/97       3/31/96(a)     3/31/95      3/31/94(a)(b)
                                                        ----------     ----------     --------     --------------
Net asset value, beginning of year                      $    14.28      $  11.52      $ 12.26         $  10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(c)                               0.12          0.15         0.10            (0.00)(d)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments                                                 2.18          2.81        (0.68)            2.26
--------------------------------------------------------------------------------------------------------------
Total from investment operations                              2.30          2.96        (0.58)            2.26
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net investment income                         (0.19)           --           --               --
--------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                 (0.36)           --           --               --
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                        (0.57)        (0.05)       (0.06)              --
--------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized gains                   --         (0.15)       (0.10)              --
--------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.12)        (0.20)       (0.16)              --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $    15.46      $  14.28      $ 11.52         $  12.26
--------------------------------------------------------------------------------------------------------------
Total return(e)                                              16.66%        25.88%       (4.74)%          22.60%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)                      $1,441,210      $950,911      $655,035        $297,434
--------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets(f)          1.58%         1.60%        1.65%            1.73%(g)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net
  assets                                                      0.73%         1.15%        1.08%           (0.00)%(g)(h)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         20%           17%          16%              14%
--------------------------------------------------------------------------------------------------------------
Average commission rate (per share of security)(i)      $   0.0249      $ 0.0206          N/A              N/A
--------------------------------------------------------------------------------------------------------------
(a)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b)   The Fund commenced operations on June 15, 1993.
(c)   Net investment income for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was
      $0.11 and $(0.01)per share, respectively.
(d)   Amount represents less than $(0.01) per share.
(e)   Total return represents aggregate total return for the periods indicated.
(f)   Annualized expense ratio before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was 1.58% and 1.83%, respectively.
(g)   Annualized.
(h)   Amount represents less than (0.01)% per share.
(i)   Average commission rate (per share of security) as required by amended disclosure requirements effective
      September 1, 1995.


--------------------------------------------------------------------------------
                                       -
                                       4
                                       -

TWEEDY, BROWNE AMERICAN VALUE FUND

     The following information for the fiscal year ended March 31, 1997 has been audited by Ernst & Young LLP, independent auditors whose report thereon appears in the American Fund's Annual Report, dated March 31, 1997. This information should be read in conjunction with the financial statements and related notes that also appear in the American Fund's Annual Report.
--------------------------------------------------------------------------------

                       TWEEDY, BROWNE AMERICAN VALUE FUND
              (For a Fund share outstanding throughout each year)

--------------------------------------------------------------------------------

                                              YEAR          YEAR          YEAR         PERIOD
                                             ENDED         ENDED          ENDED         ENDED
                                            3/31/97     3/31/96 (a)    3/31/95 (a)   3/31/94 (b)
                                            --------    ------------   -----------   -----------
Net asset value, beginning of year          $  14.29      $  10.71       $  9.71       $ 10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (c)                       0.13          0.15          0.13          0.01
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments                                   2.39          3.56          0.93         (0.30)
----------------------------------------------------------------------------------------------
Total from investment operations                2.52          3.71          1.06         (0.29)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS:
Dividends from net investment income           (0.17)        (0.11)        (0.06)           --
----------------------------------------------------------------------------------------------
Distributions from net realized gains          (0.42)        (0.02)           --            --
----------------------------------------------------------------------------------------------
Total distributions                            (0.59)        (0.13)        (0.06)           --
----------------------------------------------------------------------------------------------
Net asset value, end of year                $  16.22      $  14.29       $ 10.71       $  9.71
----------------------------------------------------------------------------------------------
Total return (d)                               17.75%        34.70%        11.02%        (2.90)%
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in 000's)          $342,467      $201,599       $58,856       $16,133
----------------------------------------------------------------------------------------------
Ratio of operating expenses to average net
  assets (e)                                    1.39%         1.39%         1.74%         2.26%(f)
----------------------------------------------------------------------------------------------
Ratio of net investment income to average
  net assets                                    0.92%         1.13%         1.25%         0.64%(f)
----------------------------------------------------------------------------------------------
Portfolio turnover rate                           16%            9%            4%            0%(g)
----------------------------------------------------------------------------------------------
Average commission rate (per share of
  security)(h)                              $ 0.0302      $ 0.0341           N/A           N/A
----------------------------------------------------------------------------------------------
(a)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b)   The Fund commenced operations on December 8, 1993.
(c)   Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 was $0.11, $0.12, $0.11 and $(0.01), respectively.
(d)   Total return represents aggregate total return for the periods indicated.
(e)   Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 were 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f)   Annualized.
(g)   Amount rounds to less than 1.0%.
(h)   Average commission rate (per share of security) as required by amended disclosure requirements effective
      September 1, 1995.



--------------------------------------------------------------------------------
                                       -
                                       5
                                       -

PERFORMANCE OF THE FUNDS

     The following chart illustrates the unaudited total returns of the Global Fund and the American Fund for the periods specified.
--------------------------------------------------------------------------------

                                                       AVERAGE ANNUAL            VALUE OF $10,000
         TWEEDY, BROWNE GLOBAL VALUE FUND            TOTAL RETURN(1)(2)        INVESTED AT INCEPTION
-----------------------------------------------------------------------------------------------------
From inception (6/15/93) to 3/31/97                         15.29%                    $17,149
-----------------------------------------------------------------------------------------------------
One year period ended 3/31/97                               16.66%                         --
-----------------------------------------------------------------------------------------------------
From inception (6/15/93) to 6/30/97                         17.03%                    $18,880
-----------------------------------------------------------------------------------------------------
One year period ended 6/30/97                               23.00%                         --
-----------------------------------------------------------------------------------------------------

        TWEEDY, BROWNE AMERICAN VALUE FUND
-----------------------------------------------------------------------------------------------------
From inception (12/8/93) to 3/31/97                         17.58%                    $17,097
-----------------------------------------------------------------------------------------------------
One year period ended 3/31/97                               17.75%                         --
-----------------------------------------------------------------------------------------------------
From inception (12/8/93) to 6/30/97                         21.10%                    $19,774
-----------------------------------------------------------------------------------------------------
One year period ended 6/30/97                               31.85%                         --
-----------------------------------------------------------------------------------------------------

 (1) See page 20, "Performance Information," for a discussion of "total return." These unaudited figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. The performance shown represents past performance and is not a guarantee of future results. A Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 (2) These figures reflect waiver of fees.

WHY INVEST IN THE FUNDS?

     EXPERIENCED MANAGEMENT. Tweedy, Browne, founded in 1920, is a registered investment adviser and, as of June 30, 1997, manages in excess of $4.5 billion, which includes several private investment funds. The Investment Adviser is substantially owned by its three general partners, Christopher H. Browne, William H. Browne and John D. Spears. In its entire history, the Investment Adviser has had only nine principals, three of whom are currently active and have been with the Investment Adviser for nineteen to twenty-eight years and have been principals working with each other for over nineteen years. No general partner has ever left the Investment Adviser to join another investment firm.

     COMMITMENT OF THE INVESTMENT ADVISER. Tweedy, Browne was founded as Tweedy & Co. in 1920 and has extensive experience in selecting undervalued stocks in U.S. domestic equity markets. Tweedy, Browne's history is grounded in undervalued securities, first as a market maker, then as an investor and investment adviser. The Investment Adviser does not attempt to be all things to all people, but instead pursues a value-oriented approach to investment management that is based on the work of the late Benjamin Graham, co-author of the first textbook on investment research, Security Analysis (1934), and author of The Intelligent Investor (1949). Tweedy, Browne began investing outside the United States in 1983 by applying the same principles of value investing that they have applied to U.S. securities for thirty-eight years.



--------------------------------------------------------------------------------
                                       -
                                       6
                                       -

     Tweedy, Browne strongly believes in the opportunities available to value investors on both a global and domestic basis. So much so that the current and retired general partners of Tweedy, Browne and their families and Tweedy, Browne employees have more than $236.8 million of their personal funds invested in domestic portfolios combined with or similar to their clients' portfolios, including approximately $26.8 million in the Global Fund and $26.5 million in the American Fund. They own what their clients own.

     INVESTMENT PRINCIPLES. The investment management principles practiced by the Investment Adviser derive from the work of the late Benjamin Graham, professor of investments at Columbia Business School and author of Security Analysis and The Intelligent Investor. The Investment Adviser's research seeks to appraise the worth of a company, what Graham called "intrinsic value", by determining its acquisition value, or by estimating the collateral value of its assets and/or cash flow. The term "intrinsic value" may also be referred to as private market value, breakup value or liquidation value. The process is more closely related to credit analysis, for as Will Rogers once said, "I'm more concerned about the return of my money than the return on my money". Investments are made at a significant discount to intrinsic value, normally 40% to 50%, which Graham called an investor's "margin of safety". Investments are sold as the market price approaches intrinsic value, with the proceeds reinvested in other situations offering a greater discount to intrinsic value. These principles result in a contrarian approach to investment, forcing the purchase of securities in generally declining stock markets, conversely forcing sales as stock markets or individual companies achieve new highs.

     Most investments in Tweedy, Browne portfolios have one or more of the following investment characteristics: low stock price in relation to book value, low price-to-earnings ratio, low price-to-cash-flow ratio, above average dividend yield, low price-to-sales ratio as compared to other companies in the same industry, low corporate leverage, low share price, purchases of a company's own stock by the company's officers and directors, company share repurchases, a stock price which has declined significantly from its previous high price and/or small market capitalization. Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods.

     Tweedy, Browne has compiled a complimentary booklet, included with this prospectus, entitled WHAT HAS WORKED IN INVESTING. We encourage all current and prospective shareholders to read it. It describes 44 academic studies of certain investment criteria that have produced high rates of return. In the 44 studies included in WHAT HAS WORKED IN INVESTING, exceptional returns were found for stocks with one or more of the following investment characteristics: low stock price in relation to book value, net current assets, earnings, cash flow, dividends or previous share price; small market capitalization; and a significant pattern of stock purchases by one or more insiders (officers and directors), or by the company itself. The study periods ranged from 1 to 55 years; indicated annual returns ranged from 12.1% to 49.6% and indicated annual returns in excess of the market index used in the studies ranged from 2.7% to 33.5% for the various characteristics and historical periods that were examined. Approximately one-half of the studies examined in the booklet focused on U.S. stocks and the balance focused on mature foreign stock markets. The investment characteristics explained in this booklet, which are "value" oriented characteristics, have been the core of Tweedy, Bowne's investment philosophy and stock selection decision making process for more than 30 years, and are the basis for the management of the American Fund and the Global Fund.



--------------------------------------------------------------------------------
                                       -
                                       7
                                       -

     The returns from the American Fund and Global Fund will differ from those indicated by these studies for a number of reasons. Tweedy, Browne does not make its portfolio decisions in accordance with any one particular academic study or computer model, but instead uses empirical studies of historically successful investment characteristics as a framework for its stock selection screening and decision making process. In addition, Tweedy, Browne assesses and weighs qualitative information concerning specific companies that meet its initial screening criteria. Finally, the studies analyze only historical data and generally assume an equal dollar investment in each stock and calculate returns without any reduction for advisory fees or other investment expenses, which are incurred by the American Fund and the Global Fund.

     GENERAL PARTNERS OF THE INVESTMENT ADVISER. The following is a brief biography of each of the general partners of Tweedy, Browne:

     Christopher H. Browne has been with the Investment Adviser since 1969. He is a general partner of Tweedy, Browne Company L.P., and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board; he is also a Trustee and a member of The Council of The Rockefeller University. He also serves as a Director of the American Atlantic Corporation. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Investment Adviser since 1978. He is a general partner of Tweedy, Browne Company L.P., and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is on the Board of Directors of Tweedy, Browne Fund Inc. He also serves as a Director of Fairchild Aerospace Corp. and Dornier Luftfahrt GmbH. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Investment Adviser in 1974, and is a general partner of Tweedy, Browne Company L.P., TBK Partners, L.P. and Vanderbilt Partners, L.P. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill, Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

     REDUCING CURRENCY RISK THROUGH CURRENCY HEDGING. Both the Global Fund's and the American Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. Tweedy, Browne intends to hedge both Funds' foreign securities investments back to the U.S. dollar where practicable except when, in its judgment, currency movements affecting particular investments are likely to improve the performance of the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses. Currency fluctuations are more extreme than stock market fluctuations. In the more than thirty-eight years in which the partners of Tweedy, Browne have been investing, the Standard & Poor's Index of 500 stocks has declined on an annual basis more than 20% only once, in 1974. By contrast, the dollar/pound/deutsche mark relationship has moved more than 20% on numerous occasions. In the last twenty years, there was a


--------------------------------------------------------------------------------
                                       -
                                       8
                                       -
four to five-year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currency declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Fund and the American Fund intend to minimize currency risk through hedging activities.

     PURSUIT OF LONG-TERM CAPITAL GROWTH. The partners of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. A security's long-term capital growth based on a value-oriented investment approach is generally realized over a three-year period, although this period may be significantly shorter or longer depending on the circumstances. Investments in the Global Fund will focus on those markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion as defined by the SEC) and medium (up to $5 billion as defined by Morningstar) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition may be greater than with large, multinational companies.

     ASSOCIATED RISK FACTORS. The Funds' investment techniques involve potential risks. These include the special economic, currency exchange and political risks of investing in non-U.S. securities, unrated and lower credit quality debt obligations, smaller capitalization stocks, illiquid securities and ancillary portfolio practices such as hedging currency risk, short sales and lending of securities. For further information regarding these and other investment considerations, please see "Other Investments of the Funds -- Associated Risk Factors" below and "Investment Objectives and Policies -- Risk Considerations of the Funds" in the Statement of Additional Information. As with any long-term investment, the value of the Funds' shares when sold may be higher or lower than when purchased. Investment in shares of either Fund should not be considered a complete investment program, which for many investors may include cash or fixed income investments.

INVESTMENT OBJECTIVES AND POLICIES

     Except as otherwise indicated, the Funds' investment objectives and policies are not fundamental and thus may be changed without shareholder votes. There can be no assurance that the Funds' respective investment objectives will be achieved.

[LOGO]  GLOBAL FUND

     THE GLOBAL FUND. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt securities, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.


--------------------------------------------------------------------------------
                                       -
                                       9
                                       -

     GLOBAL FUND'S WORLDWIDE OPPORTUNITIES. The Global Fund was formed for investors who would like to participate in a diversified fund which seeks undervalued investment opportunities wherever they may be in the developed world. Although economies around the world are becoming more integrated, local variances in economic and stock market cycles can lead to a greater or lesser number of investment opportunities in different stock markets or different times. For this reason, the ability to invest on a global basis may provide increased opportunities to the value investor than a fund which is restricted to one country. Investing globally also increases the number of potential investment opportunities that would meet Tweedy, Browne's investment criteria, which are discussed below. For temporary defensive purposes, the Fund may be invested 100% in U.S. issues, although under normal circumstances it is expected that the Fund's portfolio will consist primarily of foreign investments.

     Through the years, Tweedy, Browne has developed an understanding of the different reporting and accounting procedures characteristic of non-U.S. companies and has acquired financial databases that permit them to screen more than 10,000 companies in much the same way that they screen U.S. companies. The ability to screen so many non-U.S. companies is the key to Tweedy, Browne's decision to sponsor the Global Fund since they are now able to research and analyze many small and medium capitalization companies rather than concentrate on the more obvious large capitalization, multinational corporations.

[LOGO]  AMERICAN FUND

     THE AMERICAN FUND. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of U.S. equity securities consisting primarily of common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund expects to invest primarily in domestic equity securities although it may invest up to 20% of its assets in foreign securities when opportunities in foreign markets appear attractive. The American Fund may also invest in debt securities, although income is an incidental consideration.

     The American Fund invests in domestic companies of varying sizes that the Fund's Investment Adviser believes are selling at a substantial discount to the underlying value of the assets, earning power or private market value. It is expected that investments will be spread broadly throughout U.S. equity markets. Tweedy, Browne believes that its extensive investment experience in the U.S. domestic equity markets, guided by investment principles that feature undervalued stock selection and portfolio diversification, offers value investors a sensible strategy for long-term profits.

     AMERICAN FUND'S DOMESTIC OPPORTUNITIES. The American Fund was formed for long-term value investors who desire to limit their exposure to foreign markets. The equity capitalization of the United States is the largest in the world, comprising more than one-third of the Morgan Stanley Capital International
(MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic, undervalued securities whose market price may be well below the stock's intrinsic value. The American Fund's portfolio consists of many of the same securities which are owned by the separate accounts and private investment funds managed by the general partners of Tweedy, Browne, including those in which they participate.



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

OTHER INVESTMENTS OF THE FUNDS

     The Global Fund and the American Fund generally invest in equity securities of established companies (i.e., companies with at least three years' business operations) listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter or privately. Equity securities include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants) and depository receipts for any of the above. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Both the Global Fund and the American Fund may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Investment Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or those of equivalent quality as determined by the Investment Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Investment Adviser to be of comparable quality. Each Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Securities rated D may be in default with respect to payment of principal or interest. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

     For liquidity and flexibility, each Fund may also invest in cash or investment grade short-term securities. The Funds may also engage in strategic transactions as described below for hedging purposes and to seek to increase gain.

     For further information regarding these investments, see "Associated Risk Factors" below and the Statement of Additional Information.

OTHER PORTFOLIO TRANSACTIONS

     As a means of earning income for periods as short as overnight, both the Global Fund and the American Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Funds acquire securities, subject to the seller's agreement to repurchase at a specified time and price. Each Fund does not expect to utilize repurchase agreements with respect to more than 5% of its assets except for short-term investment of excess cash. The Funds may also sell securities short or lend portfolio securities to dealers or others with respect to up to 25% of its assets and may buy securities on a when-issued basis and enter into delayed delivery and forward commitment transactions.

STRATEGIC TRANSACTIONS

     The Global Fund and the American Fund may, but are not required to, utilize various other investment strategies as described below. Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors. Techniques and


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                                      11
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

instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

BORROWING

     The Global Fund and the American Fund each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

ASSOCIATED RISK FACTORS

     The Global Fund's and the American Fund's risks are determined by the nature of the securities each holds and the portfolio management strategy for each used by Tweedy, Browne. The following are descriptions of certain risks related to the investment policies and techniques that the Funds are permitted to use from time to time.

     Foreign Securities. Investing in foreign securities involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to each Fund), war, expropriation, political and social instability and diplomatic developments.

     These considerations generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the risks associated with these considerations through diversification and active professional management.

     Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The use of currency transactions can result in the Funds'


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                                      12
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

incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

     Small Capitalization Companies. The equity securities of small capitalization companies often exhibit more volatile trading patterns than securities of larger companies. Often they are less established companies and may have a more highly leveraged capital structure, less experienced management, greater dependence on a few customers and similar factors that make their performance susceptible to greater fluctuation.

     Illiquid Securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund.

     Other Portfolio Transactions. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted or delayed. Lending of securities can result in a failure to deliver the original securities by the borrower, and similar risks with respect to disposition of collateral. When issued and delayed delivery securities transactions and forward commitments involve potential loss to the Funds if the counterparty fails to perform. If one of the Funds sells securities short, the Fund will incur a loss if the security does not decrease in value by more than the cost of maintaining the short position.

     Redemptions-in-Kind. The Funds are authorized to pay for redemptions in-kind on redemptions in excess of $250,000 by any one shareholder in any three-month period. A shareholder receiving securities upon redemption will incur additional expenses in disposing of such securities.

     Further Information. Various investment policies and techniques that one or both of the Funds intend to use and some of their risks are described more fully in the Statement of Additional Information.

OPERATION OF THE FUNDS

STRUCTURE OF THE FUNDS

     Both the Global Fund and the American Fund are diversified series of Tweedy, Browne Fund Inc. (the "Corporation"), an open-end management investment company registered under the Investment Company Act of 1940. The Corporation was organized as a Maryland corporation on January 28, 1993.

     The Corporation's activities are supervised by its Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

INVESTMENT ADVISER

     The Corporation, on behalf of both Funds, retains Tweedy, Browne to manage each of the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. Tweedy, Browne is substantially owned and controlled by its general partners, who are Christopher H. Browne, William H. Browne and John D. Spears.



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

     The general partners together manage the day-to-day operations of the Funds and make all the investment decisions. Tweedy, Browne's management discussion and analysis, and additional performance information regarding the Funds during the fiscal year ended March 31, 1997, is included in the Annual Report for each Fund.

     Tweedy, Browne is entitled to receive investment advisory fees for each Fund in an amount equal to 1.25% of each Fund's average daily net assets on an annual basis. The fee is payable monthly, provided that each Fund makes such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the applicable Fund's books and unpaid. For the fiscal year ended March 31, 1997, the Global Fund paid advisory fees equal to 1.25% of the value of its average daily net assets. For the same period, the American Fund paid advisory fees equal to 1.14% of the value of its average daily net assets after voluntary waivers by the Investment Adviser of $284,262.

     In addition to the fees of the Investment Adviser, each Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of its custodian, transfer agent and dividend paying agent and any other persons hired by the Fund, securities registration fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, membership fees in trade organizations, fidelity bond and liability coverage for the Corporation's directors, officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or nonrecurring expenses and other expenses properly payable by the Funds.

     The Investment Adviser is located at 52 Vanderbilt Avenue, New York, New York 10017.

ADMINISTRATOR

     First Data Investor Services Group, Inc. ("Investor Services Group") is responsible for providing administrative services to the Global Fund and American Fund for a fee equal to .09% of the average daily net assets of each Fund on an annual basis. The fee is subject to reduction at certain asset levels and fee minimums.

TRANSFER AGENT AND CUSTODIAN

     First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581, is the Funds' transfer, shareholder servicing and dividend paying agent. Boston Safe Deposit and Trust Company is the Funds' custodian.

UNDERWRITER

     Tweedy, Browne, which is also a registered broker-dealer, is the Funds' principal underwriter.

TAXATION

     The Global Fund and the American Fund intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, the Funds generally will not be liable for U.S. federal income or excise taxes with respect to net investment income and net



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                                      14
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

capital gains that have been distributed to shareholders. The Funds could be subject to U.S. federal income tax on a portion of their income if they invest in passive foreign investment companies. See the Statement of Additional Information for more information regarding U.S. federal income tax consequences. Investors are urged to consult with their tax advisors concerning the tax consequences of an investment in the Funds.

ADDITIONAL INFORMATION

     NO-LOAD FUNDS. The Funds are true no-load funds. There are no commissions or fees for purchasing or redeeming shares, and no "12b-1" fees which many funds charge to support their marketing efforts. The minimum investment is $2,500 for individual accounts and $500 for IRAs and similar accounts. Subsequent investments must be a minimum of $250.

     DIVIDEND REINVESTMENT PLAN. Dividends and distributions are automatically reinvested in additional shares unless shareholders request otherwise in writing.

     SHAREHOLDER STATEMENTS. Shareholders will receive a detailed account statement every time there is a purchase or redemption of shares of either Fund. All statements should be retained in order to keep track of account activity and the cost of shares for tax purposes.

     SHAREHOLDER REPORTS. In addition to account statements, shareholders will receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

     To reduce the volume of mail received by shareholders, only one copy of each report will be mailed to your household (household is identified by tax identification number and zip code). Please call shareholder services at 1-800-423-4789, press 3 if you wish to receive additional shareholder reports.

     CHANGE OF ADDRESS. All address changes must be submitted in writing and sent by mail to shareholder services c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.

PURCHASING, REDEEMING AND EXCHANGING SHARES

PURCHASING SHARES

     If you would like assistance in purchasing shares of either the Global Fund or the American Fund or in providing us with the appropriate information, please feel free to call shareholder services between 9:00 a.m. and 5:00 p.m. Eastern time at 1-800-432-4789, press 3 and we will be happy to assist you.

     Purchases are executed at the net asset value per share next calculated after the Funds' transfer agent receives the purchase request in good order. A purchase request will not be considered in good order unless it is accompanied or preceded by a completed and signed application and a check or guaranteed payment procedures acceptable to Tweedy, Browne. Purchases are made in full and fractional shares. (See "Share Price" below.)

     BY CHECK. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank or savings institution and payable to the Fund. If you purchase shares by check and redeem them by letter within seven business days of purchase, either Fund may hold redemption



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                                      15
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

proceeds until the purchase check has cleared, which may take up to seven business days. If you purchase shares by federal wire, you may avoid this delay. Redemption requests by telephone or fax prior to the expiration of the seven-day period will not be accepted.

     BY THE AUTOMATED CLEARING HOUSE ("ACH"). You may use ACH to purchase additional shares. ACH is the electronic transfer of money directly from your bank account to either Fund or vice versa. If you want to use the ACH service, complete the Systematic Purchase and Redemption Form and allow at least two weeks for preparation before using ACH. Monies sent via ACH take approximately two business days to clear. The transaction will be processed at clearance date. Your bank may charge you a transaction fee. When you are ready to make a purchase, call the Funds' transfer agent at 1-800-432-4789, press 3.

     BY WIRE. To open a new account by wire, first call shareholder services at 1-800-432-4789, press 3 to obtain information with regard to procedures for faxing a completed and signed application. A representative will call you back with an account number which must be included on your application. Accounts cannot be opened without a completed, signed application form. The application must be faxed and the original mailed to Investor Services Group. Your account will be subject to withholding and redemption of shares will be prohibited until an original application is received by Investor Services Group. Contact your bank to arrange a wire transfer to the transfer agent.

     Give your bank:

          -- the name and number of the bank account from which you wish to send funds

          -- the amount you wish to send

          -- the name(s) of the account holder(s) exactly as will appear on your application

          -- the following instructions:

          -- For Global Fund

             Boston Safe Deposit & Trust Co.
             Boston, MA
             Account of Tweedy, Browne Global Value Fund
             Account #138-517
             ABA # 011001234
             For further credit to [give the name(s) you want for your Fund's account and the account number provided to you].

          -- For American Fund

             Boston Safe Deposit & Trust Co.
             Boston, MA
             Account of Tweedy, Browne American Value Fund
             Account #138-517
             ABA #011001234
             For further credit to [give the name(s) you want for your Fund's account and the account number provided to you].


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                                      16
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

     The account will be established at the net asset value per share next calculated after the wire transfer is made. Wires must be received by 4:00 p.m. to receive that day's price. You will not be able to redeem your shares, however, until your application is received in good order.

     You may also make additional investments of $250 or more to your existing account by following the same procedures.

     SUBSEQUENT PURCHASES BY TELEPHONE ORDER. If you are already a shareholder, you may purchase shares of either Fund at a certain day's price by calling shareholder services at 1-800-423-4789, press 3 before the regular close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $250 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. You must include with your payment the order number given to you at the time the order is placed. A confirmation with complete purchase information will be sent shortly after your payment is received. If payment by check or wire is not received within three business days, the order will be cancelled and you will be responsible for any loss to the Funds resulting from this cancellation.

REDEEMING SHARES

     Both the Global Fund and the American Fund allow you to redeem shares (i.e., sell them back to the Funds) without redemption fees or deferred sales charges of any kind. Redemptions are made at net asset value per share next calculated after a redemption request in good order is received by the Funds' transfer agent.

     BY TELEPHONE. This is the quickest and easiest way to sell either Fund's shares. If you elected telephone redemption on your application, you can call to request a federal wire be sent to your authorized bank account or request the proceeds to be transferred by ACH. ACH takes two business days to settle at your bank. (See page 16 for additional details with respect to ACH procedures. See page 18 "Share Price" with respect to certain delayed redemptions.) The Funds and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Funds and the transfer agent require personal identification information before accepting a telephone redemption. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.

     Redemption proceeds will be wired to your bank. Any other payment instructions may not be accepted over the telephone; they must be submitted in writing. If your bank cannot receive federal wires, redemptions will be mailed to your bank.

     If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application.

     In the event that you are unable to reach either Fund by telephone, you should write to both Funds c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.

     BY MAIL OR FAX. A shareholder may redeem shares by mailing a written request to Tweedy, Browne Fund Inc., c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and must be signed exactly as the shares are registered. Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record, or to be sent to an address other than that on record with the Fund, must have all



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                                      17
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

signatures guaranteed. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by a notary public are not acceptable. Transactions requiring signature guarantees cannot be accepted via fax. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call shareholder services at 1-800-432-4789, press 3.

EXCHANGING SHARES

     Shares held in either the Global Fund or the American Fund which have been registered in a shareholder's name for at least 5 days may be exchanged for shares of the other Fund. Exchanges of shares between Funds are made at net asset value per share calculated after an exchange request in good order is received by the Funds' transfer agent. If any portion of the shares requested to be exchanged between Funds represents an investment made by personal check for which collection of payment has not yet been received, the transfer agent and the Funds reserve the right not to honor the exchange until collection of payment is reasonably satisfied, which could take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal wire or by certified or cashier's check. The exchange privilege may be modified or terminated at any time subject to shareholder notification. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege.

     BY TELEPHONE. If you elected telephone exchange on your application, you can call to request that an exchange of shares between the Funds be made on your behalf. To exchange shares by telephone, you must contact the transfer agent. The transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the transfer agent requires personal identification information before accepting a telephone exchange. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.

     BY MAIL OR FAX. If you did not elect telephone exchange on your application, you can exchange shares by mail or fax by sending a letter to the transfer agent with the appropriate account information. For your protection and to prevent fraudulent exchanges, on written exchange requests in excess of $5,000, we require a signature and a signature guarantee for each person in whose name the account is registered. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all exchanges.) Institutions granting signature guarantees for purposes of redemption can also perform the same function for exchanges of shares. Signature guarantees by notaries public are not acceptable. Transactions requiring signature guarantees cannot be accepted via fax. Exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call shareholder services at 1-800-432-4789, press 3.

SHARE PRICE

     Purchases and redemptions, including exchanges, are made at net asset value. The Funds' Administrator determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing



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                                      18
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

the current market value of total assets, less all liabilities, by the total number of shares outstanding. The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven days (or 15 days in the case of shares recently purchased by check).

SHORT-TERM TRADING

     Purchases and sales should be made for long-term investment purposes only. The Corporation, on behalf of both Funds, and the distributor, Tweedy, Browne, each reserve the right to restrict purchases of either Funds' shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in either Funds' share price appears evident.

TAX INFORMATION

     A redemption of shares of either Fund is a sale of shares and may result in a gain or loss for income tax purposes. An exchange of shares between Funds pursuant to the exchange privilege is treated as a sale for Federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. Any loss realized on a sale of shares of either Fund will be disallowed to the extent that shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

     Be sure to complete the Tax Identification Number section in each Fund's application when you open an account. Federal tax law requires the Funds to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Both Funds reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts that still do not have a Social Security or tax identification number.

MINIMUM BALANCES

     Shareholders should maintain a share account balance worth at least $2,500 ($500 for retirement plans), which amount may be changed by the Directors. Both Funds reserve the right, following 30 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Each Fund will mail the proceeds of a redeemed account to the shareholder. The shareholder may restore the account balance to the requisite amount or more during the 30-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

THIRD PARTY TRANSACTIONS

     If purchases and redemptions of either Fund's shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than the distributor, that member may, at its discretion, charge a fee for that service.

REDEMPTIONS-IN-KIND

     The Corporation on behalf of both Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of


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

computing the Funds' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

DISTRIBUTIONS

     Each Fund intends to make distributions of substantially all of its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, annually in December. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions will be reinvested in additional shares of each Fund unless an investor elects to receive distributions in cash. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

TAX INFORMATION

     Generally, dividends from net investment income (including short-term gains) of the Funds are taxable to shareholders as ordinary income. The Funds will seek to maximize gains which qualify for long-term capital gains treatment. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations. Shareholders may be able to claim a credit or reduction on their income tax returns for their pro rata portions of qualified taxes paid by the Funds to foreign countries.

     Each Fund will send to its shareholders detailed tax information about the amount and type of its distributions made during each calendar year and any foreign income tax payments or credits.

PERFORMANCE INFORMATION

     From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in a Fund for a specified period. "Average annual total return" refers to the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for the indicated period as of a stated ending date or for the life of the Fund to the extent it has not been in existence for any such periods. "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.




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                                                     [TWEEDY, BROWNE GRAPHIC]

                                                     TWEEDY, BROWNE FUND INC.

                CONTENTS

                                         PAGE
                                         ----
Expense Information.....................   2
Financial Highlights....................   4        --------------------------
Performance of the Funds................   6               PROSPECTUS
Why Invest in the Funds?................   6        --------------------------
Investment Objectives and Policies .....   9             AUGUST 1, 1997
Global Fund.............................   9        --------------------------
American Fund...........................  10
Other Investments of the Funds..........  11
Operation of the Funds..................  13
Additional Information..................  15
Purchasing, Redeeming, and Exchanging                        [LOGO]
  Shares................................  15             TWEEDY, BROWNE
Distributions...........................  20            GLOBAL VALUE FUND
Performance Information ................  20

                                                             [LOGO]
                                                          TWEEDY, BROWNE
                                                        AMERICAN VALUE FUND

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
  Shareholder Services   800-432-4789, Press 3           Shareholder Services   800-432-4789, Press 3
  Daily NAV Prices:      800-432-4789, Press 3           Daily NAV Prices:      800-432-4789, Press 3
  For Special Assistance In                              For Special Assistance In
  Opening A New Account: 800-432-4789, Press 2           Opening A New Account: 800-432-4789, Press 2
  Fund Information Kit:  800-432-4789, Press 1           Fund Information Kit:  800-432-4789, Press 1

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                        TWEEDY, BROWNE GLOBAL VALUE FUND


                       TWEEDY, BROWNE AMERICAN VALUE FUND












                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1997



                  This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund also dated August 1, 1997, as amended from time to time, copies of which may be obtained without charge by writing to Tweedy, Browne Global Value Fund and/or Tweedy, Browne American Value Fund, c/o First Data Investor Services Group Inc., P.O. Box 5160, Westboro, Massachusetts 01581 or calling 800-432-4789, Press 1.

                                TABLE OF CONTENTS


                                                                          Page

                  Investment Objective and Policies....................      1

                  Performance Information.............................      22

                  Operation of the Funds..............................      25

                  Taxes...............................................      35

                  Portfolio Transactions.............................      42

                  Net Asset Value....................................      43

                 Additional Information..............................      45

                  Financial Statements...............................      46

                  Appendix A........................................       A-1

8
                       INVESTMENT OBJECTIVES AND POLICIES

                                    Tweedy,   Browne   Fund  Inc.,   a  Maryland
                  corporation of which Tweedy, Browne Global Value Fund (the "Global Fund") and Tweedy, Browne American Value Fund (the "American Fund") are separate series, is referred to herein as the "Corporation." The Corporation is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Corporation. Tweedy, Browne Company L.P. is the investment adviser of the Global Fund and the American Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."

                                    The Funds'  objectives and policies,  except
                  as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio of marketable equity securities. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of domestic equity securities. Both Funds are permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

                  Risk Considerations of the Funds

                  Global Fund. The Global Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in globally oriented portfolios, according to the Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. Investment in shares of the Global Fund is not intended to provide a complete investment program for an investor. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Fund's shares when sold may be higher or lower than when purchased.

                                    Investors should recognize that investing in
                  foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Global Fund's performance. As foreign companies are not generally subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of most foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and volatility of price is often greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Global Fund are uninvested and no return is earned thereon. The inability of the Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Global Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid to asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market. Further, the Global Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

                                    In  foreign  countries,  there is  generally
                  less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the United States. It may be more difficult for the Global Fund's agents to keep currently  informed  about  corporate  actions  such as  stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries are often less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

                                    Investments  in foreign  securities  usually
                  will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Global Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Global Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Global Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

                                    Because  the Global  Fund may be invested in
                  both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Global Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Global Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "TAXES"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Global Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

                  American Fund. The American Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic equity portfolio, according to the Fund's objective and policies and is designed for long-term investors who can accept domestic investment risk. The American Fund will be invested largely in U.S. equity securities although it may allocate up to 20% of its portfolio assets to foreign equity securities when Tweedy, Browne^ believes that economic conditions warrant foreign investment. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value oriented investment strategy offers investors profitable investment in undervalued domestic equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the American Fund's shares when sold may be higher or lower than when purchased.

                                    Investments in a fund which  purchases value
                  oriented stocks as its guiding principle involve special considerations. The equity capitalization of the United States is the largest in the world comprising more than one-third of the Morgan Stanley Capital International World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic undervalued securities whose market price may be well below the stock's intrinsic value.

                                    The American Fund cannot guarantee a gain or
                  eliminate the risk of loss. The net asset value of the American Fund's shares will tend to increase or decrease with changes in the value of U.S. equity markets. To the extent the American Fund invests in foreign securities, comparable risk factors discussed above with regard to the Global Fund will apply. There is no assurance that the American Fund's objectives will be achieved. Investment in shares of the American Fund is not intended to provide a complete investment program for an investor.

                  Investments and Investment Techniques

                                    Repurchase Agreements.  Both the Global Fund
                  and the American Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

                                    A repurchase  agreement provides a means for
                  each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

                                    For purposes of the  Investment  Company Act
                  of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

                                    Fixed Income Obligations. Each Fund may also
                  invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Investment Adviser believes market conditions so warrant and for liquidity.

                                    Debt  Securities.  The  Funds  may  purchase
                  "investment grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Group a division of McGraw-Hill Companies, Inc., ("S&P") or, if non-rated, judged to be of equivalent credit quality by the Adviser. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics.

                                    High Yield, High Risk Securities. Both Funds
                  may also invest up to 15% of net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.
                  See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

                                    As has occurred during the 1990-1992 period,
                  an economic downturn can disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates is likely to have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

                                    The trading market for high yield securities
                  may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

                                    It is the policy of the  Adviser not to rely
                  exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

                                    Zero Coupon and Structured  Securities.  The
                  Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

                                    Convertible Securities. The Funds may invest
                  in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

                                    The  convertible  securities  in  which  the
                  Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

                                    As debt securities,  convertible  securities
                  are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

                                    Convertible    securities    generally   are
                  subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

                  Other Rights to Acquire Securities

                                    The Funds may also invest in other rights to
                  acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Funds' investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

                  Strategic Transactions

                                    The  Funds  may,  but are not  required  to,
                  utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

                                    In the course of pursuing  these  investment
                  strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

                                    Strategic Transactions have risks associated
                  with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of
                  settlements,   or  the  inability  to  deliver  or  receive  a
                  specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

                  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

                                    A put  option  gives  the  purchaser  of the
                  option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

                                    Each   Fund's   ability  to  close  out  its
                  position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits;
                  (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

                                    The hours of trading for listed  options may
                  not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                                    OTC  options are  purchased  from or sold to
                  securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

                                    Unless the parties  provide for it, there is
                  no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

                                    If  a  Fund  sells  (i.e.,  issues)  a  call
                  option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

                                    All  calls   sold  by  the  Funds   must  be
                  "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

                  General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

                                    The  Funds'  use of  financial  futures  and
                  options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

                                    Neither  Fund  will  enter  into  a  futures
                  contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

                  Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

                  Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

                                    The  Funds'  dealings  in  forward  currency
                  contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

                                    The Funds  generally  will not enter  into a
                  transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

                                    The Funds may also cross-hedge currencies by
                  entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

                                    To   reduce   the    effect   of    currency
                  fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutsche mark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy U.S. dollars.

                  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

                  Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

                                    When a Fund  makes  a  short  sale,  it must
                  borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

                                    A Fund's  obligation to replace the borrowed
                  security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

                                    If the  price  of the  security  sold  short
                  increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                  Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

                  Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                    The Funds will usually enter into swaps on a
                  net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

                  Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
                  (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (iv) lower trading volume and liquidity.

                  Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered"
                  through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The
                  Investment Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

                                    A forward currency  contract which obligates
                  the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

                                    OTC  options  entered  into  by  the  Funds,
                  including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the Seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

                                    In the  case  of a  futures  contract  or an
                  option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

                                    With respect to swaps, the Funds will accrue
                  the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

                                    Strategic  Transactions  may be  covered  by
                  other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                                    The Funds'  activities  involving  Strategic
                  Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company (see "TAXES").

                  Borrowing for Strategic Transactions

                                    Both  Funds  may  borrow  money  in order to
                  purchase liquid high grade assets for segregation or margin purposes in connection with Strategic Transactions. Although neither Fund expects that the interest rate differential between its borrowing costs and the yield on such securities will be significant, such borrowings could result in net interest expense for the Fund and also expose the Fund to risk of loss from loss of market value due to adverse interest rate, credit quality or currency exchange rate changes.

                  Investment Restrictions

                                    The policies set forth below are fundamental
                  policies of the Global Fund and the American Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

                                    As a matter of fundamental  policy,  neither
Fund may:

     1. borrow money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

                           2. purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the
                                    extent  they  may  be  considered   physical
                                    commodities) or oil, gas or mineral leases or exploration programs;

     3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

     5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

     6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

                           7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies.

                  In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: neither Fund may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

                  If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

                  Share Certificates

                                    Due  to the  desire  of the  Funds  to  keep
                  purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in either of the Funds.


                             PERFORMANCE INFORMATION

                                    From time to time,  each Fund may  calculate
                  its performances for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds in the manner described in the section below.

                  Average Annual Total Return

                  Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)1/n - 1

                           Where:

                           P         =      a hypothetical initial investment
                                            of $1,000

                           T         =      average annual total return

                           n         =      number of years

                           ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                  Cumulative Total Return

                  Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

                           Where:

                           C         =      cumulative total return

                           P         =      a hypothetical initial investment
                                            of $1,000

                           ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                  Total Return

                  Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

                  Capital Change

                  Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

                                    Quotations  of  a  Fund's   performance  are
                  historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

                  Comparison of Portfolio Performance

                                    Comparison  of the  quoted  non-standardized
                  performance   of   various   investments   is  valid  only  if
                  performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of either Fund with the performance of other investment companies or other types of investments.

                                    In   connection   with   communicating   its
                  performance to current or prospective shareholders, either Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

                                    Because  normally  most of the Global Fund's
                  investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of the Global Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Global Fund. Such historical information is not indicative of future performance.

                                    From  time  to  time,  in  advertising   and
                  marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

                                    Since  the   assets  in  funds  are   always
                  changing, either Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

                                    Evaluations of a Fund's  performance made by
                  independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

                             OPERATION OF THE FUNDS

                  Structure of the Funds

                                    Both the Global Fund and the  American  Fund
                  are separate series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993.

                                    Costs  incurred  by each Fund in  connection
                  with the organization and initial registration of the corporation and each Fund will be amortized over a five year period beginning at the commencement of the operation of the applicable Fund.

                                    The   authorized   capital   stock   of  the
                  Corporation consists of one billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Fund and 400 million shares of which are allocated to the American Fund. Each share has equal voting rights as to each other share of that series as to voting for directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

                                    The  shares   have   non-cumulative   voting
                  rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

                                    Maryland   corporate  law  provides  that  a
                  Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and Officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Investment Adviser

                                    Tweedy,   Browne   Company   L.P.   acts  as
                  investment adviser (the "Adviser") to both the Global Fund and the American Fund. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the National Association of Securities Dealers.

     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Investment decisions are made by consensus among its general partners, who collectively control Tweedy, Browne and who are Christopher H. Browne, William H. Browne and John D. Spears. Messrs. Browne are brothers.

                                    Certain  investments  may be appropriate for
                  one or both of the Funds and also for other clients advised by the Adviser. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of most favorable net results to a particular Fund.

                                    The Adviser  renders  services to the Global
                  Fund pursuant to an Investment Advisory Agreement dated as of June 2, 1993. This Agreement will remain in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. The
                  Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

                                    The Adviser renders services to the American
                  Fund pursuant to an Investment Advisory Agreement dated as of December 8, 1993. This Agreement will remain in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such
                  Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

                                    Under both Investment  Advisory  Agreements,
                  the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Internal Revenue Code of 1986 and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish.

                                    Under both Investment  Advisory  Agreements,
                  the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the
                  Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

                                    Subject to the ability of the  Adviser  upon
                  approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation and expenses of all directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office spaces and facilities.

                                    For  the   Adviser's   investment   advisory
                  services to the Global Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. The fee is payable monthly in arrears, provided the Global Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Global Fund and unpaid. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the Global Fund incurred $14,318,034, $9,864,278 and $6,221,404, respectively, in investment advisory fees.

                                    For  the   Adviser's   investment   advisory
                  services to the American Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. The fee is payable monthly in arrears, provided the American Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the American Fund and unpaid. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the American Fund incurred $2,892,275, $1,518,122 and $321,535, respectively, in investment advisory fees after voluntary waivers of $284,262, $192,301 and $61,245, respectively.

                                    Under   the   Agreements,   each   Fund   is
                  responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

                                    Each   Agreement   also  provides  that  the
                  applicable Fund and the Corporation may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

                                    Each  Agreement  provides  that the  Adviser
                  shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

                                    Officers  and  employees of the Adviser from
                  time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

                                    None of the  Directors  or officers may have
                  dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

                  Administrator

                                    First Data  Investor  Services  Group,  Inc.
                  (the "Administrator" or "FDISG") provides administrative services for the Global Fund for a fee equal to .09% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ended March 31, 1997, the Global Fund incurred $1,313,340 in administration fees after a voluntary waiver of $84,934. For the fiscal years ended March 31, 1996 and March 31, 1995, the Global Fund incurred $1,116,971 and $758,219, respectively, in administration fees.

                                    Prior to February 15, 1997, the Company paid
                  FDISG an administrative fee equal to .12% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .08% on average assets in excess of $500 million.

                                    The     Administrator      also     provides
                  administrative services for the American Fund for a fee equal to .09% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ended March 31, 1997, the American Fund incurred $296,867 in administration fees, after voluntary waiver of $32,914 for the period April 1, 1996 through February 14, 1997 and $21,979 for the period February 15, 1997 through March 31, 1997. For the fiscal years ended March 31, 1996 and March 31, 1995, the American Fund incurred $156,669 (after voluntary waiver of $54,000) and $51,904, respectively, in administration fees.

                                    Prior to February 15, 1997, the Company paid
                  FDISG an administrative fee equal to .10% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .06% on average assets in excess of $500 million.

                                    Under the Administration  Agreement for each
                  Fund, the Administrator is required to provide office facilities, clerical, legal and administrative services, accounting and record keeping, internal auditing, valuing a Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. Subject to certain conditions, the Administration Agreement has a term of three years until February 15, 2000 and thereafter shall automatically renew for successive terms of one year unless terminated and is terminable on 60 days notice by either party.

                  Directors and Executive Officers

                                    The Directors and executive  officers of the
                  Corporation, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, is indicated by an asterisk.

                    Name and Address                 Position with Corporation    Principal Occupation**
                    -------------------------------- ---------------------------- -------------------------------------

                    Bruce A. Beal, Age 61            Director                     Partner and Officer of various real
                    The Beal Companies                                            estate development and investment
                    177 Milk Street                                               companies.  Real estate consultant.
                    Boston, MA 02109

                    Christopher H. Browne*,          President, Director          General Partner of Investment
                    Age 51                                                        Adviser and Distributor

                    William H. Browne*,              Treasurer, Director          General Partner of Investment
                    Age 52                                                        Adviser and Distributor

                    Arthur Lazar, Age 85             Director                     President of Lazar Brokerage
                    Lazar Brokerage                                               (insurance brokerage)
                    355 Lexington Avenue
                    New York, NY 10017

                    Daniel J. Loventhal, Age 76      Director                     Private Investor
                    4740 S. Ocean Boulevard
                    Highland Beach, FL 33487

                    Richard Salomon, Age 50          Director                     Partner in Christy & Viener
                    Christy & Viener                                              (law firm)
                    620 5th Avenue
                    New York, NY 10020

                    M. Gervase Rosenberger,          Secretary                    General Counsel for Investment
                    Age 46                                                        Adviser and Distributor

                    John D. Spears, Age 49           Vice President               General Partner of Investment
                                                                                  Adviser and Distributor

                  *   Messrs. Christopher Browne and William Browne are considered by the Corporation to be
                      Directors who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).  Messrs. Browne are brothers.
                  **  Unless  otherwise  stated,  all the Directors and Officers have been associated with their  respective  companies for more than five years.


                           Except as stated,  the address of each such person is
                  the same as the Adviser's. Each of the Directors who is not affiliated with the Adviser will be paid by the Corporation on behalf of the Funds. Each of these unaffiliated Directors receives an annual Director's fee of $2,000 and fees of $500 for attending each Directors meeting. The officers are paid by the Adviser or the Administrator.


                                    The  following   table  sets  forth  certain
                  information regarding the compensation of the Corporation's Directors for the fiscal year ended March 31, 1997. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

                               COMPENSATION TABLE


                                                        TOTAL COMPENSATION
                                                      FROM THE CORPORATION
                                                       AND COMPLEX PAID TO
                                     AGGREGATE              DIRECTORS
                                 COMPENSATION FROM
         NAME OF PERSON          THE CORPORATION
        AND POSITION
        Christopher H. Browne             $0                     $0
        Chairman of the Board
        and President

        William H. Browne               $0                     $0
        Treasurer and Director

                                                            TOTAL COMPENSATION
                                                           FROM THE CORPORATION
                                                            AND COMPLEX PAID TO
                                          AGGREGATE              DIRECTORS
                                        COMPENSATION FROM
                 NAME OF PERSON          THE CORPORATION
                  AND POSITION
                 Bruce A. Beal               $4,000                 $4,000
                 Director

                 Arthur Lazar               $4,000                 $4,000
                 Director

                 Daniel J. Loventhal            $4,000                 $4,000
                 Director

                 Richard Salomon              $4,000                 $4,000
                 Director

                  Control Persons and Principal Holders of Securities

                                    As of May 15, 1997,  the  following  persons
                  owned 5% or more of the outstanding shares of the Global Fund and the American Fund:



                                                                                                      Percent
                                                                                                  of Total Shares
                                  Fund Name                          Name and Address               Outstanding
                   Tweedy, Browne Global Value Fund          Charles Schwab & Co., Inc.                22.8%
                                                             101 Montgomery Street
                                                             San Francisco, CA  94104
                   Tweedy, Browne Global Value Fund          Donaldson Lufkin & Jenrette                5.1%
                                                             P.O. Box 2052
                                                             Jersey City, NJ  07303
                   Tweedy, Browne Global Value Fund          National Financial Services Corp          7.8%
                                  P.O. Box 3908
                                                             Church Street Station
                               New York, NY 10008
                   Tweedy, Browne American Value Fund        National Financial Services Corp          24.6%
                                  P.O. Box 3908
                                                             Church Street Station
                               New York, NY 10008
                   Tweedy, Browne American Value Fund        Charles Schwab & Co., Inc.                19.3%
                                                             101 Montgomery Street
                                                             San Francisco, CA  94104


                                    The Corporation believes that such ownership
                  is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund or American Fund.

                                    As  of  May  15,  1997,  the  Directors  and
                  officers of the Corporation beneficially owned 7.7% of the outstanding common stock of the Global Fund and 2%, of the outstanding common stock of the American Fund.

                  Distributor

                                    The Corporation has a distribution agreement
                  with the Adviser to act as distributor (the "Distributor") for the Global Fund dated as of June 2, 1993. This Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.

                                    The Corporation has a distribution agreement
                  with the Adviser for the American Fund dated as of December 8, 1993. This Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.

                                    Under  both  distribution   agreements  (the
                  "Distribution Agreements"), the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Commission of the Corporation's registration statement and a Fund's prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and that portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

                                    The  Distributor  will pay for  printing and
                  distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

                                    As agent,  the Distributor  currently offers
                  each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.

                                      TAXES

                                    Each Fund  intends to qualify  each year and
                  elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of income and diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).

                                    A regulated  investment  company  qualifying
                  under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gains and therefore generally does not expect to pay federal income taxes.

                                    Each Fund is subject  to a 4%  nondeductible
                  excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

                                    Distributions of investment  company taxable
                  income are taxable to shareholders as ordinary income. Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which may so qualify. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

                                    Distributions of investment  company taxable
                  income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

                                    All  distributions  of  investment   company
                  taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

                                    Distributions   by  a  Fund   results  in  a
                  reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution which will nevertheless be taxable to them.

                                    Each Fund  intends  to  qualify  for and may
                  make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.

                                    Generally,  a foreign  tax credit is subject
                  to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

                                    Equity options  (including  options on stock
                  and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

                                    Many  of the  futures  contracts  (including
                  foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on a debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

                                    The Code  requires  that a Fund realize less
                  than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that each Fund may undertake may be limited.

                                    Positions  of each Fund which  consist of at
                  least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

                                    Straddle  positions of a Fund which  consist
                  of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

                                    Under the Code, gains or losses attributable
                  to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expense or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                                    If  a  Fund   owns   shares   in  a  foreign
                  corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

                                    A  portion  of the  difference  between  the
                  issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as regulated investment company and to avoid federal income tax at the level of the Fund.

                                    Each Fund will be  required to report to the
                  IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if either Fund is notified by the Internal Revenue Service or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                                    Redeeming  shareholders  will recognize gain
                  or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

                                    Shareholders  of each Fund may be subject to
                  state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.

                                    Each  distribution is accompanied by a brief
                  explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                                    Shareholders   should   consult   their  tax
                  advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                             PORTFOLIO TRANSACTIONS

                                    The  Adviser  conducts  all of  the  trading
                  operations for both the Global Fund and the American Fund. The Adviser executes portfolio transactions with or through issuers, underwriters and other brokers and dealers. In its capacity as a broker-dealer, the Adviser reserves the right to receive a ticket charge from each Fund for such service although it currently does not engage in this practice.

                                    The  primary  objective  of the  Adviser  in
                  placing  orders for the  purchase and sale of  securities  for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

                                    When it can be done  consistently  with  the
                  policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for either Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

                                    Although   certain   research,   market  and
                  statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds. For the fiscal years ended March 31, 1997 and March 31, 1996, the Global Fund paid brokerage commissions of $2,167,248 and $1,135,039, respectively. For the fiscal year ended March 31, 1995, the Global Fund paid brokerage commissions of $1,336,935 of which $7,960 was paid to second-tier affiliated persons. For the fiscal years ended March 31, 1997 and March 31, 1996, the American Fund paid brokerage commissions of $223,652 and $210,767, respectively. For the fiscal year ended March 31, 1995, the American Fund paid brokerage commissions of $54,742 of which $2,240 was paid to second-tier affiliated persons.
                  The increase in commission payments is attributable to the increased size of the Funds.

                                    Average  annual  portfolio  turnover rate is
                  the ratio of the lesser sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the Global Fund's portfolio turnover rates were 20%, 17% and 16%, respectively. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the American Fund's portfolio turnover rates were 16%, 9% and 4%, respectively.

                                 NET ASSET VALUE

                                    The net asset  value of shares  for both the
                  Global Fund and the American Fund will be computed as of the close of regular trading on the New York Stock Exchange on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.

                                    In  valuing  a  Fund's  assets,  a  security
                  listed on an exchange or through any system providing for daily publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last sale price prior to the close of regular trading (or, in the case of securities traded on the London Stock Exchange, at the "Mid Price", i.e., the mid price between the bid and ask prices, rounded to the nearest dollar if the spread between the bid and the ask prices is more than one pence). Lacking any sales, the security will be valued at the mean between the last asked price and the last bid price prior to the close of regular trading.

                                    Securities  for which daily  publication  of
                  actual prices is not available and for which bid and asked quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other securities will be valued at their fair value as determined in good faith by or under the direction of the Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

                                    The value of a security which is not readily
                  marketable and which accordingly is valued by or under the direction of the Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

                                    Following the calculation of security values
                  in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.

                                    Trading in  securities  on European  and Far
                  Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when that Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                             ADDITIONAL INFORMATION

                  Experts

                                    The  financial  statements  and schedules of
                  investments of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund at March 31, 1997 and for each of the periods indicated therein appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                  Other Information

                                    The Corporation  employs Boston Safe Deposit
                  and Trust Company as custodian and First Data Investor Services Group, Inc. as transfer agent for both the Global Fund and the American Fund.

                                    The   Prospectus   and  the   Statement   of
                  Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.


                  Financial Statements

                                    The Funds' Annual Report for the fiscal
 year ended March 31, 1997 is included
                  herein.

A-1
                                   APPENDIX A

                                    The  following  is  a  description   of  the
                  ratings given by Moody's and S&P to corporate and municipal bonds.

                  Ratings of Municipal and Corporate Bonds

                  S&P:

                                    Debt  rated  AAA  has  the  highest   rating
                  assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    Debt rated BB, B, CCC,  CC and C is regarded
                  as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                                    Debt    rated   BB   has   less    near-term
                  vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                    Debt rated CCC has a currently  identifiable
                  vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  Moody's:

                                    Bonds  which are rated Aaa are  judged to be
                  of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                    Bonds which are rated Baa are  considered as
                  medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                                    Bonds  which  are  rated  Caa  are  of  poor
                  standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.